                                                                   EXHIBIT 24.1
                                                                   ------------

                          THE DURIRON COMPANY, INC.
                          -------------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints each of William J. Jordan and Bruce E. Hines and Ronald F. Shuff to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                               /s/ Kevin E. Sheehan
                                               ------------------------------
                                                   Kevin E. Sheehan

                          THE DURIRON COMPANY, INC.
                          -------------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints each of William J. Jordan and Bruce E. Hines and Ronald F. Shuff to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                            /s/ John S. Haddick
                                            -------------------------------
                                                John S. Haddick

                          THE DURIRON COMPANY, INC.
                          -------------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints each of William J. Jordan and Bruce E. Hines and Ronald F. Shuff to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                               /s/ Robert E. Frazer
                                               ------------------------------
                                                   Robert E. Frazer

                          THE DURIRON COMPANY, INC.
                          -------------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints each of William J. Jordan and Bruce E. Hines and Ronald F. Shuff to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                                /s/ Richard L. Molen
                                                ------------------------------
                                                    Richard L. Molen

                          THE DURIRON COMPANY, INC.
                          -------------------------
                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints each of William J. Jordan and Bruce E. Hines and Ronald F. Shuff to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                               /s/ Ernest Green
                                               -----------------------------
                                                   Ernest Green

                          THE DURIRON COMPANY, INC.
                          -------------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints each of William J. Jordan and Bruce E. Hines and Ronald F. Shuff to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                                 /s/ Hugh K. Coble
                                                 -----------------------------
                                                     Hugh K. Coble

                          THE DURIRON COMPANY, INC.
                          -------------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as a director and officer of the Company, hereby appoints each of Ronald F. Shuff and Bruce E. Hines to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                              /s/ William M. Jordan
                                              --------------------------------
                                                  William M. Jordan

                          THE DURIRON COMPANY, INC.
                          -------------------------
                          LIMITED POWER OF ATTORNEY
                          -------------------------


    WHEREAS, The Duriron Company, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 covering the shares of the Company's common stock, $1.25 par value per share, that may be issued under the Agreement and Plan of Merger dated as of September 11, 1995 among the Company, Wolverine Acquisition Corp. and Durametallic Corporation (the "Registration Statement");

    NOW, THEREFORE, the undersigned, in his capacity as an officer of the Company, hereby appoints each of William J. Jordan and Ronald F. Shuff to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of each attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of September, 1995.



                                                 /s/ Bruce E. Hines
                                                 ------------------------------
                                                     Bruce E. Hines